SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 5, 2004

CEDAR SHOPPING CENTERS, INC.

(Exact name of registrant as specified in charter)

Maryland	0-14510	42-1241468

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue, Port Washington, New York	11050

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(516) 767-6492

(Former name or former address, if changed since last report)

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K dated March 22, 2004, as filed with the Securities and Exchange Commission on March 22, 2004, as set forth in the pages attached hereto.

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Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits For Certain Property Acquisitions:

Report of Independent Auditors

Combined Statement of Revenues and Certain Expenses

Notes to Combined Statement of Revenues and Certain Expenses

Unaudited Pro Forma Condensed Combining Statements of Income:

For the Year Ended December 31, 2003

For the Three Months Ended March 31, 2004

Notes to Pro Forma Condensed Combining Financial Statements

Exhibits:

None

Signatures

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Report of Independent Auditors

The Board of Directors and Shareholders
Cedar Shopping Centers, Inc.

     We have audited the combined statement of revenues and certain expenses of The Commons and Townfair Center (collectively, the “Properties”), located in DuBois, PA and Indiana, PA, for the year ended December 31, 2003. The financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of Cedar Shopping Centers, Inc. and is not intended to be a complete presentation of the Properties’ revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Properties as described in Note 1 for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

New York, New York
May 19, 2004

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The Commons and Townfair Center
Combined Statement of Revenues and Certain Expenses
For the year ended December 31, 2003

Revenues:
Base rents	$3,140,000
Tenant reimbursements	597,000
Other income	5,000

Total revenues	3,742,000

Certain expenses:
Real estate taxes	233,000
Property operating expenses	324,000
Management fees	107,000

Total certain expenses	664,000

Revenues in excess of certain expenses	$3,078,000

See accompanying notes to financial statement.

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The Commons and Townfair Center
Notes to Combined Statement of Revenues and Certain Expenses
For the year ended December 31, 2003

1. Basis of Presentation

     Presented herein is the combined statement of revenues and certain expenses related to the operation of two multi-tenant shopping centers. The Commons is a community shopping center located in DuBois, PA, and Townfair Center is a community shopping center located in Indiana, PA (collectively, the “Properties”). The Properties contain approximately 175,000 and 204,000 square feet, respectively, of gross leasable area. In March 2004, Cedar Shopping Centers, Inc. acquired the Properties.

     The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Properties. Items excluded consist of interest and depreciation and amortization not directly related to future operations.

2. Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

     The Properties are being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the terms of the leases. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $71,000 for the year ended December 31, 2003. Included in base rents is a lease termination fee of $21,000.

4. Property Operating Expenses

     Property operating expenses for the year ended December 31, 2003 include $103,000 for insurance, $33,000 for utilities, $182,000 for repair and maintenance costs, and $6,000 for professional and other costs.

5. Management Fees

     The Properties are managed by The Michael Joseph Development Corporation, an affiliate, pursuant to an agreement which provides for management fees of 3.5% of monthly net receipts, as defined. Management fees of approximately $107,000 for the year ended December 31, 2003 were incurred.

6. Significant Tenants

     The four most significant tenants constituted approximately 61% of rental revenue for the year ended December 31, 2003.

7. Future Minimum Rents Schedule

     Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2004	$3,305,000
2005	3,322,000
2006	3,200,000
2007	2,922,000
2008	2,699,000
Thereafter	14,673,000

Total	$30,121,000

     The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

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Cedar Shopping Centers, Inc.
Pro Forma Condensed Combining Statements of Income
For the year ended December 31, 2003
For the three months ended March 31, 2004

The following unaudited pro forma condensed combining statements of income are presented as if Cedar Shopping Centers, Inc. (the “Company”) had acquired the real estate assets, subject to certain liabilities, of The Commons and Townfair Center as of January 1, 2003. These financial statements should be read in conjunction with the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the three months ended March 31, 2004. The pro forma condensed combining statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired the properties as of January 1, 2003, nor does it purport to represent the results of operations of the Company for future periods.

	For the year ended December 31, 2003

	Cedar Shopping Centers, Inc. Historical (a)	Completed Transactions (b)	Acquired Properties (c)	Pro Forma Adjustments (d)	Pro Forma Combined

Revenues	$26,506,000	$15,351,000	$3,742,000	$97,000	$45,696,000

Expenses:
Operating, maintenance and management	7,190,000	3,088,000	431,000		10,709,000
Real estate and other property-related taxes	2,861,000	1,515,000	233,000		4,609,000
General and administrative	3,161,000	(11,000)			3,150,000
Interest	9,412,000	590,000		1,392,000	11,394,000
Depreciation and amortization	5,023,000	2,016,000		1,245,000	8,284,000
Costs incurred acquiring external advisor	11,960,000	(11,960,000)
Early extinguishment of debt	6,935,000	(6,935,000)
Other	1,893,000	(1,893,000)

Total expenses	48,435,000	(13,590,000)	664,000	2,637,000	38,146,000

Income (loss) before the following:	(21,929,000)	28,941,000	3,078,000	(2,540,000)	7,550,000
Minority interests	(983,000)	135,000			(848,000)
Limited partners’ interest	1,637,000	(1,797,000)		(14,000)	(174,000)
Distributions to preferred shareholders, net of limited partners’ interest	(76,000)	76,000

Net income (loss)	($21,351,000)	$27,355,000	$3,078,000	($2,554,000)	$6,528,000

Basic and fully diluted net income (loss) per share	($7.09)				$0.40

Average number of shares outstanding	3,010,000				16,456,000

See accompanying notes to financial statement.

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Cedar Shopping Centers, Inc.
Pro Forma Condensed Combining Statements of Income

	For the three months ended March 31, 2004

	Cedar Shopping Centers, Inc. Historical (a)	Acquired Properties (b)	Pro Forma Adjustments (c)	Pro Forma Combined

Revenues	$11,275,000	$705,000	$24,000	$12,004,000

Expenses:
Operating, maintenance and management	2,740,000	97,000		2,837,000
Real estate and other property-related taxes	1,100,000	47,000		1,147,000
General and administrative	642,000			642,000
Depreciation and amortization	2,722,000	(174,000)	310,000	2,858,000
Interest	2,524,000	(25,000)	346,000	2,845,000

Total expenses	9,728,000	(55,000)	656,000	10,329,000

Income before the following:	1,547,000	760,000	(632,000)	1,675,000
Minority interests	(168,000)			(168,000)
Limited partners' interest	(36,000)		(3,000)	(39,000)

Net income	$1,343,000	$760,000	$(635,000)	$1,468,000

Basic and fully diluted net income per share	$0.08			$0.09

Average number of shares outstanding	16,456,000			16,456,000

See accompanying notes to financial statement.

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Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Combining Statements of Income

Pro Forma Condensed Combining Statement of Income for the year ended December 31, 2003

(a)	Reflects the Company’s historical operations for the year ended December 31, 2003 (audited), as previously filed.

(b)	Reflects the Company’s public offering and related transactions and acquisitions concluded throughout 2003, as if these transactions were completed as of January 1, 2003.

(c)	Reflects the operations of the acquired properties for the year ended December 31, 2003.

(d)	Reflects the increase in revenues (straight-line rents and the amortization of intangible lease liabilities), interest, depreciation and amortization, and limited partners’ interest, relating to the acquired properties.

Pro Forma Condensed Combining Statement of Income for the three months ended March 31, 2004

(a)	Reflects the Company’s historical operations for the three months ended March 31, 2004 (unaudited), as previously filed.

(b)	Reflects the operations of the acquired properties for the period from January 1, 2004 through their respective dates of acquisition in March 2004.

(c)	Reflects the increase in revenues (straight-line rents and the amortization of intangible lease liabilities), interest, depreciation and amortization, and limited partners’ interest, relating to the acquired properties.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ THOMAS J. O’KEEFFE
Thomas J. O’Keeffe
Chief Financial Officer
(Principal financial officer)

Dated:   May 21, 2004